UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2021

Digerati Technologies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-15687	74-2849995
(Commission File Number)	(IRS Employer Identification No.)

825 W. Bitters, Suite 104, San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

(210) 614-7240

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 6, 2022, Digerati Technologies, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting under Item 1.01 the completion of the acquisition of Skynet Telecom, LLC, a Texas corporation (the “Seller”) by our indirect, wholly owned subsidiary, Shift8 Networks, Inc., a Texas corporation (“Shift8”), via an Asset Purchase Agreement (the “Purchase Agreement”). This Amendment No. 1 to the Initial Form 8-K amends and supplements the Initial Form 8-K to include financial statements and pro forma financial information permitted to be filed by amendment.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired

The audited balance sheet of the Seller as of July 31, 2021, the related audited statement of operations, changes in shareholders’ equity, and cash flows of the Seller for the year ended July 31, 2021, the notes related thereto and the Report of Independent Registered Public Accounting Firm, are attached hereto as Exhibit 99.1, and incorporated herein by reference.

The unaudited balance sheet of the Seller as of October 31, 2021, the related unaudited statement of operations, changes in shareholders’ equity, and cash flows of the Seller for the Three Months ended October 31, 2021, and 2020, the notes related thereto, are attached hereto as Exhibit 99.2, and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma combined consolidated balance sheet of the Company as of October 31, 2021, the unaudited pro forma consolidated statement of operations of the Company for the Three Months ended October 31, 2021, and for the Year Ended July 31, 2021, and the notes to the unaudited pro forma consolidated financial statements, all giving effect to the acquisition by the Company of Skynet’s assets, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(c)	Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of Skynet Telecom, LLC, for the year ended July 31, 2021.
99.2	Unaudited Financial Statements of Skynet Telecom, LLC, for the Three Months Ended October 31, 2021, and 2020.
99.3

Unaudited Pro Forma Consolidated Balance sheet of the Company as of October 31, 2021, Unaudited Pro Forma Consolidated Statements of Operations of the Company for the Three Months Ended October 31, 2021, and the Year Ended July 31, 2021, and Notes to the Unaudited Pro Forma Consolidated Financial Statements, all giving effect to the Acquisition by the Company of Skynet’s assets.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 21, 2022	Digerati Technologies, Inc.

	By:	/s/ Antonio Estrada Jr.
Antonio Estrada Jr.,
Chief Financial Officer

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